Exhibit 99.3

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Year-End 2003 Investor Call

[GRAPHIC]

March 15, 2004

“Safe Harbor” Statement	UnitedGlobalCom YE 2003 Investor Call March 15, 2004

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

Forward Looking Statements:  Except for historical information contained herein, this presentation contains forward looking statements, including guidance given for 2004 and the timing of the closing of the Noos transaction and expectations about the growth, opportunities and performance of the combined French operations.  These forward looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include, obtaining regulatory approval for the Noos Transaction, our ability to successful integrate the French systems, continued use by subscribers and potential subscribers of the Company’s services, changes in the technology and competition, our ability to achieve expected operational efficiencies and economies of scale, our ability to generate expected revenue and achieve assumed margins, as well as other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any guidance and other forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Please refer to the Appendix at the end of this presentation, as well as the Company’s Press Release dated March 15, 2004 and SEC filings, for definitions of the following terms which are used herein including: Adjusted EBITDA, Free Cash Flow, Revenue Generating Units (RGUs), and Average Revenue per Unit (ARPU), as well as a GAAP reconciliation of non-GAAP financial measures.

[LOGO]

Agenda

•                  Review of 2003 Results

•                  2004 Initiatives and Guidance

•                  Noos Transaction

•                  Q&A

Key Corporate Developments

Current Organizational Structure

[CHART]

Recent Events

•                  September

Completed restructuring of European balance sheet

•                  December

Completed roll-up of European subsidiary

•                  January

Liberty acquired control
Lengthened maturity and improved terms of bank facility

•                  February

Raised $1.0 billion in equity proceeds

YE 2003 RGU Results

	For the Year Ended
	Dec. 2003	Dec. 2002	Net Gain	Change

Homes Passed	12,693,500	12,471,700	221,800	2%
Two-Way Homes Passed	7,536,000	6,913,100	622,900	9%

RGUs by Product
Internet	924,200	748,900	175,300	23%
Telephone	733,000	690,900	42,100	6%
Digital	145,700	135,200	10,500	8%
DTH	197,300	147,900	49,400	33%
Analog Cable	7,155,100	7,116,200	38,900	1%
Total RGUs	9,155,300	8,839,100	316,200	4%

RGUs by Region
Europe	8,229,600	8,039,300	190,300	2%
Chile	894,000	767,900	126,100	16%
Other	31,700	31,900	(200)	-1%
Total RGUs	9,155,300	8,839,100	316,200	4%

“RGUs” - Please see Appendix for definition.

YE 2003 Financial Results

	For the Year Ended
(US$’s in Millions)	Dec. 2003	Dec. 2002	Change

Revenue	$1,892	$1,515	25%

Operating Expenses	(1,263)	(1,219)	-4%

Adjusted EBITDA	$629	$296	112%

% Margin	33%	20%	66%

Capital Expenditures	$(333)	$(335)	1%

Free Cash Flow	$59	$(629)	109%

“Adjusted EBITDA” - Please see Appendix for a definition and reconciliation with net income (loss).

“Free Cash Flow” - Please see Appendix for a definition and additional information.

Q4 2003 Financial Results

	For the Quarter Ended
(US$’s in Millions)	Dec. 2003	Dec. 2002	Change

Revenue	$516	$402	28%

Operating Expenses	(330)	(316)	-4%

Adjusted EBITDA	$186	$86	116%

% Margin	36%	22%	64%

Capital Expenditures	$(105)	$(101)	-4%

Free Cash Flow	$13	$(88)	115%

“Adjusted EBITDA” - Please see Appendix for a definition and reconciliation with net income (loss).

“Free Cash Flow” - Please see Appendix for a definition and additional information.

Revenue by Segment

	In US Dollars			In Functional Currency
	For the Year Ended			For the Year Ended
(In Millions)	Dec. 2003	Dec. 2002	Change	Dec. 2003	Dec. 2002	Change
UPC Broadband	$1,528	$1,183	29%	€1,349	€1,251	8%
chellomedia	220	182	21%	195	193	1%
Other	(94)	(45)	-108%	(83)	(48)	-73%
Total Europe	1,654	1,320	25%	€1,461	€1,396	5%

VTR	230	186	23%	CP157,676	CP128,547	23%
Other	8	9	-12%
Total UGC	$1,892	$1,515	25%

Adjusted EBITDA by Segment

	In US Dollars			In Functional Currency
	For the Year Ended			For the Year Ended
(In Millions)	Dec. 2003	Dec. 2002	Change	Dec. 2003	Dec. 2002	Change
UPC Broadband	$583	$293	99%	€513	€307	67%
chellomedia	36	(9)	503%	32	(9)	438%
Other	(46)	(13)	-250%	(41)	(14)	-194%
Total Europe	573	271	112%	€505	€284	78%

VTR	70	42	67%	CP47,801	CP29,026	65%
Other	(14)	(16)	13%
Total UGC	$629	$296	112%

Leverage & Liquidity (1)

(US$’s in Millions)	Year Ended Dec. 2003		Pro Forma Dec. 2003		Explanation
Total Debt	$4,352		$4,006		UPC Polska; Liberty note

Total Cash	338		1,308		Rights offering; UPC Polska & Liberty Pre-emptive Right

Net Debt / EBITDA (2)	6.4	x	4.3	x

Net Debt / LQA EBITDA	5.4	x	3.6	x

Additional Liquidity
Bank Revolver	$551		$551		European Credit Facility
Marketable Securities	469		469		SBS and Austar (market value)
Total	1,020		1,020

Total Liquidity	$1,358		$2,328

(1). Please refer to the Appendix for a summary.

(2). “LQA EBITDA “ represents Q4 ‘03 EBITDA annualized ($186 million x 4 quarters).

Financial & Operational Restructuring	Quality of Customer Care	Subscriber Growth

Organizational Simplification	Netherlands Operations	Development of New Products

Harmonization of Cable Rates	EBITDA and Free Cash Flow	Network and System Stability

Reinvigorate “top-line” Growth	Rate Increases	Netherlands; Norway
	RGU Growth	Strong 4th Quarter; Ahead of budget through February
	Reduced Churn	On target; NL non-pays cleared out; Bundling

Launch New Products & Svcs	Data	“Light” in 8/10 markets; 5 tiers in NL; Speed [GRAPHIC]’s; AUP
	VOIP	Packet cable & SIP trials; Fall launch
	Digital	French HITS launched; Evaluating NL platform/strategy

Stabilize & Customer Svc	Data Network	Euro Docsis swap-out; 2.0
	Upgrade Systems	NL operating at/above targets; QOS driving volume
	IT Platform	Derby in AT; standardize financial systems

Expand Footprint	Acquisitions	Noos announced; several transactions in pipeline
	New build	Will add 125k new build and 480k upgraded homes
	Off-net	IPTV in Sweden; chello over DSL

Optimize Capital Structure	Equity	$1b rights offering completed
	Debt	€1b bank amendment completed

	Treasury	Strong liquidity; 50% of floating rate debt capped

2004 Guidance

•                  500,000 RGU Net Gain

•                  Return to normalized subscriber growth

•                  Includes Europe and Chile

•                  Excludes acquisitions

•                  Internet is key driver

•                  10% Revenue Growth

•                  In local currencies (excluding FX impact)

•                  Excludes acquisitions

•                  20%+ Adjusted EBITDA Growth

•                  In local currencies (excluding FX impact)

•                  Excluding acquisitions

•                  $800 million (assuming US$1.20/Euro 1 and Chilean Peso 650/US$1)

•                  Capital Expenditures Approximately 20% of Revenue

•                  Continued Positive Free Cash Flow

“Adjusted EBITDA” - Please see Appendix for a definition and comment regarding Adjusted EBITDA for 2004.

Comparison with Public MSOs

	Revenue Growth Rates		EBITDA Growth Rates		Leverage
	2003	2004	2003	2004	2003

Average	10%	11%	16%	13%	6.0	x
Tier 1 Average (1)	12%	12%	24%	15%	4.6	x
Tier 2 Average (2)	9%	10%	10%	11%	7.2	x

UGC (US$)	25%	17%	112%	27%	6.4	x

UGC (Local Currency) (3)	8%	10%	81%	20 +%	6.4	x

UGC Pro Forma (4)					4.3	x

Sources for Average, Tier 1 and Tier 2 information:  UBS estimates and company press releases.

(1).  Tier 1 consists of Cablevision, Comcast, and Cox.

(2).  Tier 2 consists of Charter, Insight, Mediacom and NTL.

(3).  2003 based on Functional Currency (see Management’s Discussion and Analysis in 10-K for explanation).

(4).  Pro forma for UPC Polska, Liberty’s exercise of its preemptive right and the $1.0 billion Rights Offering.  See Appendix.

Noos Transaction

•                  Overview

•                  Acquire France’s largest cable operator

•                  Suez to retain approximately 20% equity ownership in French holding company, which includes UGC’s French operation

•                  Purchase Price

•                  Enterprise value of 7.25 x annualized “run-rate” EBITDA at closing

•                  UGC “walk-away” right below €508 million

•                  Capped at €660 million

•                  UGC’s French business valued on the same basis

•                  Conditions

•                  EU regulatory approval

•                  Expected Timing

•                  Third Quarter 2004

Noos Overview

•                  Largest Cable Operator in France

•                  Over 30% of cable TV market

•                  1.2m total RGUs (1)

•                  400K digital and 200K Internet

•                  3.1m Homes Passed

•                  Approximately 2.1m in Paris

•                  80% of RGU’s in Paris

•                  CATV & Internet Services

•                  100% digital TV ready

•                  80% data ready

•                  Telephony (VOIP) upside

•                  2003 Financials

•                  Revenue €296m

•                  EBITDA €56m (US GAAP)

[GRAPHIC]

Rationale

•                  Premier cable operator in France

•                  Strong competitive position

•                  Significant scale and synergies

•                  Appropriately priced

(1)          Includes 400k MDUs / lifeline customers

Conclusions

•                  Significant Achievements in 2003

•                  Leverage reduction

•                  Organizational simplification

•                  Cash flow improvement

•                  Focus on Execution

•                  Return to normalized subscriber growth

•                  Launch of new products across all services

•                  Opex and Capex discipline; driving scale economics

•                  Opportunistic expansion through disciplined acquisitions

•                  Strong YTD Results

•                  Sales and net gain ahead of budget

•                  Key initiatives progressing

Year-End 2003 Investor Call

[GRAPHIC]

March 15, 2004

Appendix	UnitedGlobalCom YE 2003 Investor Call March 15, 2004

Adjusted EBITDA Definition

Adjusted EBITDA is the primary measure used by our chief operating decision makers to evaluate segment-operating performance and to decide how to allocate resources to segments. ‘‘EBITDA’’ is an acronym for earnings before interest, taxes, depreciation and amortization. As we use the term, Adjusted EBITDA further removes the effects of cumulative effects of accounting changes, share in results of affiliates, minority interests in subsidiaries, reorganization expense, other income and expense, provision for loss on investments, gain (loss) on sale of investments in affiliates, gain on extinguishment of debt, foreign currency exchange gain (loss), impairment and restructuring charges and stock-based compensation.

We believe Adjusted EBITDA is meaningful because it provides investors a means to evaluate the operating performance of our segments and our company on an ongoing basis using criteria that is used by our internal decision makers. Our internal decision makers believe Adjusted EBITDA is a meaningful measure and is superior to other available generally accepted accounting principles (‘‘GAAP’’) measures because it represents a transparent view of our recurring operating performance and allows management to readily view operating trends, perform analytical comparisons and benchmarking between segments in the different countries in which we operate and identify strategies to improve operating performance. For example, our internal decision makers believe that the inclusion of impairment and restructuring charges within Adjusted EBITDA distorts their ability to efficiently assess and view the core operating trends in our segments. In addition, our internal decision makers believe our measure of Adjusted EBITDA is important because analysts and other investors use it to compare our performance to other companies in our industry.

We reconcile the total of the reportable segments’ Adjusted EBITDA to our consolidated net income as presented in the accompanying consolidated statements of operations, because we believe consolidated net income is the most directly comparable financial measure to total segment operating performance. Investors should view Adjusted EBITDA as a supplement to, and not a substitute for, other GAAP measures of income as a measure of operating performance. As discussed above, Adjusted EBITDA excludes, among other items, frequently occurring impairment, restructuring and other charges that would be included in GAAP measures of operating performance.

Adjusted EBITDA for 2004

The Company is unable to provide a reconciliation of forecasted Adjusted EBITDA to the most directly comparable GAAP measure, net income (loss), because certain items are out of our control and/or cannot be reasonably predicted.  For example, it is impractical to: (1) estimate future fluctuations in interest rates on our variable-rate debt facilities; (2) estimate the fluctuations in exchange rates relative to our U.S. dollar denominated debt; (3) estimate the financial results of our non-consolidated affiliates; and (4) estimate changes in circumstances that lead to gains and/or losses such as our restructuring and the restructuring of UPC Polska and/or sales of investments in affiliates and other assets. Any and/or all of these items could be significant to our financial results.

Other Definitions

Free Cash Flow is not a GAAP measure of liquidity. We define Free Cash Flow as net cash flows from operating activities less capital expenditures. We believe our presentation of free cash flow provides useful information to our investors because it can be used to gauge our ability to service debt and fund new investment opportunities. Investors should view free cash flow as a supplement to, and not a substitute for, GAAP cash flows from operating, investing and financing activities as a measure of liquidity.

Revenue Generating Units (“RGUs”) represent the sum of analog cable, digital, Internet, voice and DTH subscribers.

Average Revenue Per Unit (“ARPU”) ARPU calculations (excludes UPC Germany for FYE 2002) are calculated as follows: average monthly broadband revenue for the period as indicated, divided by the average of the opening and closing RGUs for the period as indicated.

Non-GAAP Reconciliations

Reconciliation of Adjusted EBITDA with Net Income (Loss)

	For the Year Ended		For the Three Months Ended
(thousands)	Dec-03	Dec-02	Q4 2003	Q3 2003	Q4 2002
Total Segment Adjusted EBITDA	$628,882	$296,374	$186,014	$171,366	$86,449
Depreciation and amortization	(808,663)	(730,001)	(210,456)	(192,002)	(191,191)
Impairment of long-lived assets	(402,239)	(436,153)	(403,667)	0	(415,762)
Restructuring charges and other	(35,970)	(1,274)	(28,097)	459	(160)
Stock-based compensation	(38,024)	(28,228)	(9,377)	(14,261)	(2,610)
Operating income (loss)	(656,014)	(899,282)	(465,583)	(34,438)	(523,274)
Interest expense, net	(314,078)	(641,786)	(60,868)	(71,247)	(172,376)
Foreign currency exchange gain (loss), net	121,612	739,794	(16,270)	(276,529)	305,495
Gain on early extinguishment of debt	2,183,997	2,208,782	0	2,109,596	0
Gain (loss) on sale of investments in affiliates, net	279,442	117,262	(1,879)	(283)	(25,580)
Other income (expense), net	(14,884)	(120,832)	263	(1,107)	73,191
Income (loss) before income taxes and other items	1,600,075	1,403,938	(544,337)	1,725,992	(342,544)
Other, net	395,293	(415,670)	163,643	11,117	(76,119)
Income (loss) before cum. effect of change in acctg. principle	1,995,368	988,268	(380,694)	1,737,109	(418,663)
Cumulative effect of change in accounting principle	0	(1,344,722)	0	0	0
Net income (loss)	$1,995,368	$(356,454)	$(380,694)	$1,737,109	$(418,663)

Free Cash Flow

	For the Year Ended		For the Three Months Ended
(thousands)	Dec-03	Dec-02	Q4 2003	Q3 2003	Q4 2002

Net cash flows from operating activities	$392,092	$(293,608)	$118,651	$98,701	$12,824
Capital expenditures	(333,124)	(335,192)	(105,426)	(94,755)	(101,072)
Free cash flow	$58,968	$(628,800)	$13,225	$3,946	($88,248)

Appendix:  Pro-Forma Leverage

Debt Summary:	FYE ‘02		FYE ‘03		Q4 ‘03

Short-term debt	$205,145		$0		$0
Notes payable, related party	102,728		102,728		102,728
Current portion of senior and senior discount notes	3,366,235		24,627		24,627
Current portion of other long-term debt	—		286,177		286,177
Subject to compromise: short term debt	—		5,099		5,099
Subject to compromise: senior and senior discount notes	2,812,988		317,372		317,372
Senior and senior discount notes	415,932		—		—
Other long-term debt	56,739		3,615,902		3,615,902
Total Debt	$6,959,767		$4,351,905		$4,351,905
Less: UPC and UPC Polska notes (1)	(3,190,098)		(322,471)		(322,471)
Less: UPC FiBI loan (2)	(57,033)		0		0
Add: UPC Polska note (3)	104,500		104,500		104,500
Less: Notes Payable, related party (4)	—		(102,728)		(102,728)
Less: VTR GlobalCom (5)	—		(25,233)		(25,233)
Pro-Forma Debt	$3,817,136		$4,005,973		$4,005,973

Cash Summary
Cash & cash equivalents	$410,185		$310,361		$310,361
Restricted cash	48,219		25,052		25,052
Short-term liquid investments / Corporate Bonds (6)	45,854		2,129		2,129
Total Cash	504,258		337,542		337,542
Rights Offering and Liberty Preemptive Rights (4)	—		1,075,385		1,075,385
Less: VTR GlobalCom (5)	—		(25,233)		(25,233)
Less: UPC Polska payment 3
	(80,000)		(80,000)		(80,000)
Pro-Forma Cash	$424,258		$1,307,694		$1,307,694

Net Debt	$6,455,509		$4,014,363		$4,014,363

Pro-Forma Net Debt	$3,392,878		$2,698,279		$2,698,279

Adjusted EBITDA	$296,374		$628,882		$186,014
Less: UPC Germany (7)	(12,562)		—		—
Ongoing Operations )- Adjusted EBITDA	$283,812		$628,882		$744,056
Ongoing Operations - Adjusted EBITDA Annualized	$283,812		$628,882		$744,056

Net Debt / Annualized Adjusted EBITDA	22.7	x	6.4	x	5.4	x

Pro Forma Net Debt/Ongoing Ops. Annualized Adjusted EBITDA	12.0	x	4.3	x	3.6	x

(1).  Represents the sum of all of the notes outstanding of UPC and UPC Polska (UPC restructuring completed in September 2003 and UPC Polska in February 2004) per UGC’s filings.

(2).  UPC sold its interest in Tevel (Israel) thus cancelling the debt. This transaction closed on February 24, 2003.

(3).  Per the final terms and conditions of the UPC Polska restructuring, completed in February 2004,  virtually all existing debt was cancelled and in exchange UPC Polska issued to the third party bondholders $104.5 million in new 9.0% senior notes, and paid $80 million in cash.

(4).  Includes proceeds of over $1 billion from the rights offering completed in February 2004, as well as $157 million from Liberty when it exercised its preemptive right for certain transactions (e.g., UGC Europe exchange offer) less repayment of the Notes Payable, Related Party for $103 million.

(5).  VTR will be required to make a loan repayment of over $25 million as per the loan agreement

(6).  Please refer to the 10k as of Dec. 2002 for the short-term liquid investment balance and the 10K as of Dec. 2003 for the corporate bond balance under marketable equity securities and other investments.

(7).  UPC Germany was deconsolidated effective August 1, 2002.

Supplemental Information

	For the 3 months ended		For the 12 months ended
(amounts in thousands)	Dec-03	Dec-02	Dec-03	Dec-02

Interest Expense by Company:(1)
UGC Europe	$(58,227)	$(165,460)	$(303,520)	$(629,599)
VTR	(2,008)	(4,748)	(11,624)	(16,978)
Other	(3,084)	(14,186)	(11,988)	(33,524)
Total	$(63,319)	$(184,394)	$(327,132)	$(680,101)

Interest Expense Breakdown:
Cash Pay:
UGC Europe bank facilities	$(55,468)	$(70,726)	$(254,900)	$(244,785)
UPC senior notes (2)	—	(61,704)	—	(177,958)
Old UGC senior notes	(720)	—	(2,375)	—
VTR bank facility	(2,087)	(4,519)	(9,373)	(12,917)
Other	(1,918)	(1,881)	(9,751)	(10,194)
Total	$(60,193)	$(138,830)	$(276,399)	$(445,854)

Non-Cash:
UPC & UPC Polska senior discount notes accretion	$0	$(39,412)	$(29,151)	$(193,509)
Old UGC senior notes accretion	(1)	(825)	(314)	(13,274)
Amortization of deferred financing costs	(3,125)	(5,327)	(21,268)	(23,072)
Other	—	—	—	(4,392)
Total	$(3,126)	$(45,564)	$(50,733)	$(234,247)

Summary of Working Capital Changes: (1)
Change in receivables, net	$(2,692)	$(10,390)	$49,238	$42,175
Change in other assets	(25,899)	(11,396)	(8,368)	4,628
Change in accounts payable, acc. liabilities & other	60,085	103,940	55,182	(148,466)
Total	$31,494	$82,154	$96,052	($101,663)

(1).  Please refer to management’s discussion and analysis of financial condition and results of operations for interest expense and Statement of Cash Flows for working capital changes per UGC’s 10K as of December 31, 2003.

(2).  Represents the interest expense related to the UPC Senior Notes. However, since the UPC Senior Notes were part of the Restructuring, the Senior Notes and corresponding accrued interest were converted into equity and were therefore not  paid in cash.